UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)   September 12, 2008
                                           -------------------------------------

                            American River Bankshares
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             (Exact name of Registrant as Specified in Its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


           0-31525                                       68-0352144
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  (Commission File Number)                   (IRS Employer Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA               95670
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     (Address of Principal Executive Offices)                  (Zip Code)


                                 (916) 851-0123
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              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

American River Bankshares (the "Company") currently holds perpetual preferred stock issued by Fannie Mae in its available-for-sale investment securities portfolio with a book value of $250,000. The Company expects to record a noncash other-than-temporary impairment charge on these securities in the third quarter, as these securities now trade well below their par value. The Company will continue to evaluate the situation and expects to make a final determination of impairment relating to these securities in connection with the preparation of its financial statements for the third quarter of 2008.

The expected impairment on these securities is not anticipated to have a material impact on the Company's nor its subsidiary bank's financial position, capital levels, or results of operations.


Forward-Looking Statements
Certain statements contained herein are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended,
Section 27A of the Securities Act of 1933, as amended, and subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the results in these forward-looking statements. Factors that might cause such a difference include, among other matters, changes in interest rates, economic conditions, governmental regulation and legislation, credit quality, and competition affecting the Company's businesses generally; the risk of natural disasters and future catastrophic events including terrorist related incidents; and other factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2007, and in reports filed on Forms 10-Q and 8-K. The Company does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise, except as may be required by law.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RIVER BANKSHARES

                                    /s/ Mitchell A. Derenzo
                                    --------------------------------------------
September 12, 2008                  Mitchell A. Derenzo, Chief Financial Officer
                                    (Principal Accounting and Financial Officer)



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